UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 8, 2014

MICREL, INCORPORATED
(Exact name of Registrant as Specified in its Charter)

California	001-34020	94-2526744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2180 Fortune Drive, San Jose, California, 95131
(Address of Principal Executive Offices)
(408) 944-0800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 8, 2014, the board of directors (the “Board”) of Micrel, Incorporated (the “Company”) elected Robert R. Herb to serve on the Board until the Company’s next annual meeting of shareholders and until his successor is duly elected and qualified.  The Company’s Nominating and Corporate Governance Committee recommended to the Board that Mr. Herb be elected. As one of the Company’s independent directors, Mr. Herb has been appointed to serve on the Board’s Compensation Committee and its Nominating and Corporate Governance Committee.
Since 2005 he has been a partner at Scale Venture Partners, a venture firm. From 2005 until 2012, he served on the Board of Directors of MIPS Technologies, Inc. Prior to that, he worked at Advanced Micro Devices, Inc. in various capacities from 1983 to 2004, serving as Chief Marketing Officer and then as Executive Vice President in AMD’s Office of the CEO.  He has been serving on the Board of Directors of Lattice Semiconductor Company since August 2013. Mr. Herb earned a Bachelor of Science degree in Electrical Engineering from the University of Illinois, Champaign-Urbana.
There is no prior arrangement or understanding pursuant to which Mr. Herb was selected as a director, and there are no related party transactions between the Company and Mr. Herb that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.  Mr. Herb has been granted restricted stock units of common stock of the Company, and will receive certain other compensation, which is the same as provided under the Company’s current director compensation program for non-employee directors. The Company’s current director compensation is described in the Company’s definitive proxy statement dated April 4, 2014 for the annual meeting of shareholders held May 22, 2014 and in Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2014. The Company also intends to enter into an indemnification agreement with Mr. Herb in substantially the same form as executed with the other members of its Board.
On September 9, 2014, the Company issued a press release announcing the election of Mr. Herb to the Board. A copy of the press release is furnished as Exhibit 99.1 to this report.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

The following item is furnished as an exhibit to this report:

Exhibit No.	Description

99.1	Press release, dated September 9, 2014 issued by Micrel, Incorporated.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MICREL, INCORPORATED

By:	/s/ ROBERT E. DEBARR
Name:	Robert E. DeBarr
Title:	Vice President, Finance and Chief Financial Officer

Date: September 9, 2014

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated September 9, 2014 issued by Micrel, Incorporated.